FIRST AMENDMENT TO
                        THE NATIONSBANK PENSION PLAN

     THIS AGREEMENT is made and entered into as of the 28th day of December, 1994 by and between NATIONSBANK CORPORATION, a North Carolina corporation ("NationsBank"), and NATIONSBANK OF NORTH CAROLINA, N.A., a national banking association (the "Trustee").

                            W I T N E S S E T H:
     WHEREAS, NationsBank and certain of its subsidiary corporations (collectively with NationsBank, the "Participating Employers") maintain The NationsBank Pension Plan (the "Plan"); and

     WHEREAS, NationsBank desires to amend the Plan to (i) provide for the new $150,000 limitation on compensation under Section 401(a)(17) of the Internal Revenue Code, (ii) provide for "direct rollovers" as required by
Section 401(a)(31) of the Internal Revenue Code, (iii) reflect the merger of certain plans into the Plan and (iv) reflect the termination of certain employees of the Participating Employers; and

     WHEREAS, in Section 11.1 of the Plan, the Participating Employers have reserved the right to amend the Plan at any time, in whole or in part, and have delegated to the Compensation Committee of the Board of Directors of NationsBank the right to make the amendments set forth below on behalf of all Participating Employers; and

     WHEREAS, the amendments set forth below have been authorized and approved by the Compensation Committee;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, NationsBank and the Trustee hereby agree that the Plan is amended as follows:

     1. The second sentence following subparagraph (B) of Section 2.1(c)(6) of the Plan is amended effective as of January 1, 1993 to read as follows:

     "In no event shall Compensation taken into account for any calendar year exceed the maximum amount permitted under Code
     Section 401(a)(17), and such Code limitation shall be subject to the family aggregation rule under Code Section 401(a)(17), all as more fully set forth in Section 7.4 below."

     2.   The following new Sections 7.4 and 7.5 are added to the end of

Article VII of the Plan effective as of January 1, 1993:

     "SECTION 7.4.  COMPENSATION LIMITATION.

     (a)  General.  The Revenue Reconciliation Act of 1993 amended Code
Section 401(a)(17) to reduce the compensation limitation thereunder from $200,000 to $150,000 (as adjusted for cost-of-living increases) for Plan Years beginning after 1993. The provisions of this Section 7.4 provide for the compensation limitation as in effect prior to 1994 and implement the change to the compensation limitation effected by the Revenue Reconciliation Act of 1993.

     (b) Compensation Limitation. In no event shall the amount of a Participant's compensation taken into account under the Plan for any Plan Year exceed the limitation of Section 401(a)(17) of the Code. That limitation is $200,000 for Plan Years beginning before January 1, 1994 and $150,000 for Plan Years beginning after December 31, 1993. In applying the limitation of this Section 7.4, the following rules shall apply:

          (i) The limitation shall be adjusted for cost-of-living adjustments under Section 401(a)(17) of the Code when and as provided by Section 401(a)(17). In such regard, a Section 401(a)(17) cost-of-living adjustment that is in effect for a calendar year shall apply to the Plan Year that begins during such calendar year.

         (ii) If compensation is determined under the Plan over a period of less than twelve (12) months, then to the extent required by Section 401(a)(17) of the Code the limitation for such period shall be the product obtained by multiplying the limitation that would otherwise apply by a fraction, the numerator of which is the number of months in such period and the denominator of which is twelve (12).

        (iii) The following rule shall apply to a Highly Compensated Participant who is a five percent owner described in Section 13.1(b)(4)(C) or is among the ten (10) Highly Compensated Participants receiving the greatest Affiliated Group Compensation during the Plan Year: if any family members of the Highly Compensated Participant also participate in the Plan, the limitation shall be prorated among the Highly Compensated Participant and the Highly Compensated Participant's family members who are participating in the Plan in proportion to their respective compensation determined without regard to the limitation. A "family member" means the Highly Compensated Participant's spouse or any lineal descendant of the Highly Compensated Participant who has not attained nineteen (19) years of age before the end of the Plan Year.

     (c) Fresh Start for Monthly Retirement Income. Notwithstanding any provision of the Plan to the contrary, the amount of a Participant's monthly retirement income under the Plan determined as of a given date (an "accrual date") that is on or after January 1, 1994 shall be the Participant's monthly retirement income determined under the applicable provisions of the Plan taking into account the $150,000 compensation limitation set forth in Section 7.4(b) above for all Plan Years, including Plan Years beginning prior to January 1, 1994; provided, however, in no event shall such monthly retirement income as of an accrual date for a Participant whose compensation is limited by Section 7.4(b) above be less than the sum of Amount A and Amount B, where:

     Amount A is the monthly retirement income earned by the Participant as of December 31, 1993 (if any) determined under the terms and provisions of the Plan in effect as of that date; and

     Amount B is the monthly retirement income earned by the Participant as of the accrual date determined in accordance with the terms and provisions of the Plan in effect as of that date, except that for such purpose the Participant's Benefit Service shall be limited to the Participant's Benefit Service after December 31, 1993, and such post-December 31, 1993 Benefit Service used in the calculation of that portion of the Participant's monthly retirement income attributable to Average Compensation in excess of Covered Compensation shall be limited further to five hundred forty (540) minus the Participant's Benefit Service before January 1, 1994.

     SECTION 7.5. OPTIONAL TRANSFERS OF ELIGIBLE ROLLOVER DISTRIBUTIONS. If a Participant, a Beneficiary who is the surviving spouse of a deceased Participant, or a Participant's current or former spouse who is an alternate payee under a
Qualified Domestic Relations Order (each a "distributee") is to receive a distribution that is an "eligible rollover distribution," the distributee may elect to have the distribution paid directly to an "eligible retirement plan" specified by the distributee rather than paid directly to the distributee. The election may be made with respect to all or any portion of the distribution, other than the portion that would not be includable in the distributee's gross income if not so transferred (for example, the portion representing a return of after-tax employee contributions).

     For purposes of this Section 7.5:

          (i)  the term "eligible rollover distribution" is as defined in
     Section 401(a)(31)(C) of the Code; and

         (ii) the term "eligible retirement plan" is as defined in Section 401(a)(31)(D) of the Code; provided, however, that in the case of a distributee who is the surviving spouse of a deceased Participant, the term "eligible retirement plan" refers only to an individual retirement account described in Section 408(a) of the Code or an individual retirement annuity described in Section 408(b) of the Code.

     The preceding provisions of this Section 7.5 shall apply only to the extent required by Section 401(a)(31) of the Code. The Committee shall establish the rules and procedures (i) by which Participants and other distributees make their elections under this Section 7.5 and (ii) pursuant to which the requirements and provisions of this Section 7.5 and Section 401(a)(31) of the Code, and any related income tax withholding rules of the Code, are otherwise implemented. In such regard, to the extent permitted by the Code, the Committee's rules and procedures may include rules limiting or eliminating elections for small amounts, and may provide that a distribution shall be paid to a distributee's individual retirement account or other eligible retirement plan only upon the distributee's timely election, and that if there is no such election, the distribution shall be paid directly to the distributee and shall reflect any income tax withholding required by the Code."

     3. The following new Section 15.7 is added to the end of Article XV of the Plan and Schedule 15.7 attached to this Agreement is added as an additional Schedule to the Plan all effective as of May 1, 1993:

          "SECTION 15.7.  SOUTH CAROLINA BRANCH EMPLOYEES: 1993.

          (a)  General.  Effective May 1, 1993 (the "1993 SC
     Termination Date"), Participants located in certain South
     Carolina branch offices of the Participating Employers set forth on Schedule 15.7 that were sold to various purchasers terminated their employment with the Participating Employers as the result of such sales (the "1993 SC Affected Participants").

          (b) Vesting of 1993 SC Affected Participants. The accrued retirement income under the Plan of a 1993 SC Affected
     Participant shall be fully vested and nonforfeitable as of the 1993 SC Termination Date.

          (c) Payment of Benefits of 1993 SC Affected Participants. For purposes of determining a 1993 SC Affected Participant's accrued retirement income under the Plan, such 1993 SC Affected Participant shall be deemed to have separated from Service as of the 1993 SC Termination Date. Subject to Section 5.5, each 1993 SC Affected Participant may elect to receive payment of such 1993 SC Affected Participant's accrued benefit under the Plan in one of the following forms:

               (A) A lump sum amount (determined without regard to any limits under the Plan on the amount of lump sum payments), the single sum value of which is the actuarial equivalent of the retirement income that would otherwise be payable under the Plan commencing on the 1993 SC Affected Participant's Normal Re-tirement Date; or

               (B) A retirement income payable in accordance with the optional forms of retirement income otherwise available under Articles V and VI of the Plan;

     provided, however, if the single sum value of the accrued retire-ment income of a 1993 SC Affected Participant is less than $3,500 as of the 1993 SC Termination Date, the actuarial equivalent of such income shall be paid in a lump sum as soon as practicable after the 1993 SC Termination Date.

          (d) Provisions Controlling. Notwithstanding any provisions of the Plan to the contrary, the provisions of this Section 15.7 shall control with respect to the 1993 SC Affected Participants."

     4. The following new Section 15.8 is added to the end of Article XV of the Plan and Schedule 15.8 attached to this Agreement is added as an additional Schedule to the Plan all effective as of June 1, 1993:

          "SECTION 15.8.  NORTH CAROLINA BRANCH EMPLOYEES: 1993.

          (a)  General.  Effective June 1, 1993 (the "1993 NC
     Termination Date"), Participants located in certain North
     Carolina branch offices of the Participating Employers set forth on Schedule 15.8 that were sold to various purchasers terminated their employment with the Participating Employers as the result of such sales (the "1993 NC Affected Participants").

          (b) Vesting of 1993 NC Affected Participants. The accrued retirement income under the Plan of a 1993 NC Affected
     Participant shall be fully vested and nonforfeitable as of the 1993 NC Termination Date.

          (c) Payment of Benefits of 1993 NC Affected Participants. For purposes of determining a 1993 NC Affected Participant's accrued retirement income under the Plan, such 1993 NC Affected Participant shall be deemed to have separated from Service as of the 1993 NC Termination Date. Subject to Section 5.5, each 1993 NC Affected Participant may elect to receive payment of such 1993 NC Affected Participant's accrued benefit under the Plan in one of the following forms:

               (A) A lump sum amount (determined without regard to any limits under the Plan on the amount of lump sum payments), the single sum value of which is the actuarial equivalent of the retirement income that would otherwise be payable under the Plan commencing on the 1993 NC Affected Participant's Normal Re-tirement Date; or

               (B) A retirement income payable in accordance with the optional forms of retirement income otherwise available under Articles V and VI of the Plan;

     provided, however, if the single sum value of the accrued retire-ment income of a 1993 NC Affected Participant is less than $3,500 as of the 1993 NC Termination Date, the actuarial equivalent of such income shall be paid in a lump sum as soon as practicable after the 1993 NC Termination Date.


          (d) Provisions Controlling. Notwithstanding any provisions of the Plan to the contrary, the provisions of this Section 15.8 shall control with respect to the 1993 NC Affected Participants."
     5.   The following new Section 15.9 is added to the end of Article XV of the Plan and Schedule 15.9 attached to this Agreement is added as an additional Schedule to the Plan all effective as of January 1, 1994:

          "SECTION 15.9. FORMER MNC EMPLOYEES.

          (a) General. During 1993, MNC Financial, Inc. merged with and into NationsBank Corporation. In connection with the merger, NationsBank Corporation became the sponsor of the two tax-qualified defined benefit plans formerly sponsored by MNC and its affiliates (collectively, "MNC"): the MNC Financial, Inc. Pension Plan and MNC Financial's Retirement Plan for Former Equitable Employees (collectively, the "MNC Plans"). The MNC Plans merged with and into the Plan effective as of January 1, 1994 (the "MNC Plan Merger Date"). As part of said plan mergers, on the MNC Plan Merger Date the trust(s) maintained under the MNC Plans became a part of the Trust maintained under this Plan, and the assets of the MNC Plans thereupon became assets of this Plan. As of the MNC Plan Merger Date, the Plan shall be the successor in interest to, and shall have assumed all the liabilities of, the MNC Plans, and the rights and benefits of all former employees of MNC who were participating in the MNC Plans immediately prior to the MNC Plan Merger Date shall be determined solely in accordance with the terms and provisions of this Plan, including the provisions of this Section 15.9.

          (b) Participation. A person who had become a participant in an MNC Plan by the MNC Plan Merger Date (a "Former MNC Plan Participant") shall become a Participant in the Plan on the MNC Plan Merger Date and participate in the Plan thereafter to the extent provided in the Plan. Each other former employee of MNC shall become a Participant in the Plan in accordance with the terms and provisions of the Plan other than this Section 15.9, except that for purposes of applying the eligibility requirements of Section 3.2(c), the provisions of Section 15.9(c) below shall apply.

          (c) Prior Service Credit; Loss of Service. For purposes of determining the benefits under this Plan of a Prior MNC Plan Participant, the Participant shall be credited with Benefit Service and Vesting Service for time prior to the MNC Plan Merger Date equal to:

               (A) in the case of a Prior MNC Plan Participant who participated in MNC Financial's Retirement Plan for Former Equitable Employees, the Participant's "Benefit Credited Service" and "Vesting Credited Service," respectively, as of the MNC Plan Merger Date under (and as provided in) Sections 3.2 and 3.3 of said plan; and

               (B) in the case of a Prior MNC Plan Participant who participated in the MNC Financial, Inc. Pension Plan, the Participant's "Benefit Credited Service" and "Vesting Credited Service," respectively, as of the MNC Plan Merger Date under (and as provided in) Sections 3.2 and 3.3 of said plan:

     Such service shall be credited without duplication in the case of a Prior MNC Plan Participant who also had Benefit Service or Vesting Service under this Plan immediately prior to the MNC Plan Merger Date because of any prior participation in this Plan or for any other reason. If a former MNC employee is not in Service on the MNC Plan Merger Date and subsequently resumes Service, the former MNC employee will receive no Benefit Service or Vesting Service credit under this
     Section 15.9(c) if the former MNC employee's "Vesting Credited Service" or "Benefit Credited Service" would have been disregarded under the MNC Plans on or before the resumption of Service had the MNC Plans remained in effect between the MNC Plan Merger Date and the date of such resumption of Service.

          (d) Compensation. In determining the Average Compensation of a former MNC employee who becomes a Participant in the Plan, the Participant shall be deemed to have received Compensation prior to the MNC Plan Merger Date equal to the Participant's "Compensation" under and as defined in the applicable MNC Plan.

          (e) Benefits. The monthly retirement income under this Plan as of any date (a "determination date") of a Participant who was a participant in one of the MNC Plans immediately prior to the MNC Plan Merger Date shall equal the greater of (i) such Participant's monthly retirement income determined under the applicable provisions of the Plan as of the determination date (including the provisions of Sections 15.9(c) and (d) above) or
     (ii) the sum of Amount A and Amount B, where:

          Amount A is the Participant's "Accrued Benefit" under and as defined in the applicable MNC Plan determined immediately prior to the MNC Plan Merger Date, and

          Amount B is the Participant's monthly retirement income determined under the applicable provisions of the Plan as of the determination date, except that for such purpose the Participant's Benefit Service shall be limited to the Participant's Benefit Service from and after the MNC Plan Merger Date, and such post-MNC Plan Merger Date Benefit Service used in the calculation of that portion of the Participant's monthly retirement income attributable to Average Compensation in excess of Covered Compensation shall be limited further to five hundred forty (540) minus the Participant's Benefit Service before the MNC Plan Merger Date (after taking into account the provisions of Section 15.9(c) above).

          (f) Separated Participants. The rights and benefits of any person who participated in an MNC Plan and who separated from service with MNC or the Participating Employers prior to the MNC Plan Merger Date shall be determined solely in accordance with the provisions of the applicable MNC Plan in effect immediately prior to the MNC Plan Merger Date, unless such person enters Service with a Participating Employer after the MNC Plan Merger Date, in which event the provisions of this Section 15.9 shall then apply to such person.

          (g) Limited Effect of Plan Merger. To the extent required by Section 204(g) of the Act and Section 411(d)(6) of the Code, no "optional form of benefit" (within the meaning of the Act and the Code) under an MNC Plan, including such optional forms of benefit set forth on Schedule 15.9 attached to the Plan, shall be reduced or eliminated as a result of the merger of the MNC Plans into the Plan. Notwithstanding any provision of the Plan to the contrary, the death benefits formerly provided under the MNC Plans shall not be provided under this Plan, and the only death benefits provided under this Plan to a former MNC employee participating in this Plan shall be as set forth in Article VI."

     6. The following new Sections 15.10 and 15.11 are added to the end of Article XV of the Plan effective as of December 31, 1994:

          "SECTION 15.10.  FORMER RHNB EMPLOYEES.

          (a) General. During 1994, RHNB Corporation merged with and into NationsBank Corporation. In connection with the merger, Rock Hill National Bank, the sponsor of the Rock Hill National Bank Pension Plan (the "RHNB Plan"), became a wholly owned subsidiary of NationsBank Corporation. (RHNB Corporation and Rock Hill National Bank are referred to collectively herein as "RHNB"). The RHNB Plan merged into the Plan effective as of December 31, 1994 (the "RHNB Plan Merger Date"). As part of said plan merger, on the RHNB Plan Merger Date the trust maintained under the RHNB Plan shall become a part of the Trust maintained under this Plan, and the assets of the RHNB Plan thereupon became assets of this Plan. As of the RHNB Plan Merger Date, the Plan shall be the successor in interest to, and shall have assumed all the liabilities of, the RHNB Plan, and the rights and benefits of all former employees of RHNB who were participating in the RHNB Plan immediately prior to the RHNB Plan Merger Date shall be determined solely in accordance with the terms and provisions of this Plan, including the provisions of this Section 15.10.

          (b) Participation. A person who had become a participant in the RHNB Plan by the RHNB Plan Merger Date (a "Former RHNB Plan Participant") shall become a Participant in the Plan on the RHNB Plan Merger Date and participate in the Plan thereafter to the extent provided in the Plan. Each other former employee of RHNB shall become a Participant in the Plan in accordance with the terms and provisions of the Plan other than this Section 15.10, except that for purposes of applying the eligibility requirements of Section 3.2(c), the provisions of Section 15.10(c) below shall apply.

          (c) Prior Service Credit Loss of Service. for purposes of determining the benefits under this Plan of a Prior RHNB Plan Participant, the Participant shall be credited with Benefit Service and Vesting Service for time prior to the RHNB Plan Merger Date equal to the Participant's "years of participation" and "years of service," respectively, (expressed in months) as of the RHNB

     Plan Merger Date under (and as provided in) Sections 4.1 and 5.5 of said plan. Such service shall be credited without duplication in the case of a Prior RHNB Plan Participant who also had Benefit Service or Vesting Service under this Plan immediately prior to the RHNB Plan Merger Date because of any prior participation in this Plan or for any other reason. If a former RHNB employee is not in Service on the RHNB Plan Merger Date and subsequently resumes Service, the former RHNB employee will receive no Benefit Service or Vesting Service credit under this
     Section 15.10(c) if the former RHNB employee's "years of participation" or "years of service" would have been disregarded under the RHNB Plan on or before the resumption of Service had the RHNB Plan remained in effect between the RHNB Plan Merger Date and the date of such resumption of Service.

          (d) Compensation. In determining the Average Compensation of a former RHNB employee who becomes a Participant in the Plan, the Participant shall be deemed to have received Compensation prior to the RHNB Plan Merger Date equal to the Participant's "Compensation" under and as defined in the RHNB Plan.

          (e) Benefits. The monthly retirement income under this Plan as of any date (a "determination date") of a Participant who was a participant in the RHNB Plan immediately prior to the RHNB Plan Merger Date shall equal the greater of (i) such Participant's monthly retirement income determined under the applicable provisions of the Plan as of the determination date (including the provisions of Sections 15.10(c) and (d) above) or
     (ii) the sum of Amount A and Amount B, where:

          Amount A is the Participant's "accrued benefit" under and as defined in the RHNB Plan determined immediately prior to the RHNB Plan Merger Date, and

          Amount B is the Participant's monthly retirement income determined under the applicable provisions of the Plan as of the determination date, except that for such purpose the Participant's Benefit Service shall be limited to the Participant's Benefit Service from and after the RHNB Plan Merger Date, and such post-RHNB Plan Merger Date Benefit used in the calculation of that portion of the Participant's monthly retirement income attributable to Average Compensation in excess of Covered Compensation shall be limited to five hundred forty (540) minus the Participant's Benefit Service before the RHNB Plan Merger Date

          (after taking into account the provisions of Section 15.10(c) above).

          (f) Separated Participants. The rights and benefits of any person who participated in the RHNB Plan and who separated from service with RHNB or the Participating Employers prior to the RHNB Plan Merger Date shall be determined solely in accordance with the provisions of the RHNB Plan in effect immediately prior to the RHNB Plan Merger Date, unless such person enters Service with a Participating Employer after the RHNB Plan Merger Date, in which event the provisions of this Section 15.10 shall apply to such person.

          (g) Limited Effect of Plan Merger. To the extent required by Section 204(g) of the Act and Section 411(d)(6) of the Code, no "optional form of benefit" (within the meaning of the Act and the Code) under the RHNB Plan shall be reduced or eliminated as a result of the merger of the RHNB Plan into the Plan. Notwithstanding any provision of the Plan to the contrary, the death benefits formerly provided under the RHNB Plan shall not be provided under this Plan, and the only death benefits provided under this Plan to a former RHNB employee participating in this Plan shall be as set forth in Article VI.

          SECTION 15.11. MERGER OF THE NATIONSCREDIT PLAN.

          (a) General. NationsCredit Corporation is a Participating Employer under this Plan and the sponsor of the NationsCredit Retirement Account Plan (the "NationsCredit Plan"), a tax-qualified "cash balance" plan. The NationsCredit Plan is merged with and into the Plan effective as of December 31, 1994 (the "NationsCredit Plan Merger Date"). As part of said plan merger, on the NationsCredit Plan Merger Date the trust maintained under the NationsCredit Plan shall become a part of the Trust maintained under this Plan, and the assets of the NationsCredit Plan shall thereupon become assets of this Plan. As of the NationsCredit Plan Merger Date, the Plan shall be the successor in interest to, and shall have assumed all the liabilities of, the NationsCredit Plan.

          (b) Benefits. For a Participant who was a participant in the NationsCredit Plan immediately prior to the NationsCredit Plan Merger Date, such Participant's benefits under the Plan shall equal the sum of Amount A and Amount B, where:

          Amount A is the Participant's "accrued benefit" under and as defined in the NationsCredit Plan determined immediately prior to the NationsCredit Plan Merger Date, as adjusted thereafter by the applicable "cost of living escalator percentage" under and as defined in the NationsCredit Plan as in effect immediately prior to the NationsCredit Plan Merger Date, and

          Amount B is the Participant's benefits determined under the applicable provisions of the Plan, including the provisions of Section 15.5.

          (c) Limited Effect of Plan Merger. To the extent required by Section 204(g) of the Act and Section 411(d)(6) of the Code, no "optional form of benefit" (within the meaning of the Act and the Code) under the NationsCredit Plan shall be reduced or eliminated as a result of the merger of the NationsCredit Plan into the Plan."

     7. Except as expressly or by necessary implication amended hereby, the Plan shall continue in full force and effect.

     IN WITNESS WHEREOF, NationsBank Corporation, on behalf of the Participating Employers, and the Trustee have caused this Agreement to be executed by their respective duly authorized officers, all as of the day and year first above written.


                              NATIONSBANK CORPORATION



                              By:  /s/ Susan B. Waldkirch
                                 Name:  Susan B. Waldkirch
                                 Title:  Vice President


                              NATIONSBANK OF NORTH CAROLINA, N.A.



                              By:  /s/ Robin S. Maxwell
                                 Name:  Robin S. Maxwell
                                 Title:  Senior Vice President

                               SCHEDULE 15.7

           South Carolina Branch Offices Covered by Section 15.7

Clearwater
Graniteville
Langley
Wagner
Six Mile
Westminister
Calhoun Falls

                               SCHEDULE 15.8

           North Carolina Branch Offices Covered by Section 15.8

Benson
Lillington
Stoneville
Wentworth
Pollocksville

                                            SCHEDULE 15.9

                                          PROVISIONS OF THE
                                              MNC PLANS
                          REQUIRING GRANDFATHERING OR SPECIAL CONSIDERATION



        Subject                Eligibility                    Provisions                Plan/Section
 Annual Cost of        Virginia Federal retirees   Each July 1, benefit increased     MNC Pension Plan
 Living Adjustment     prior to 9/1/87 and their   by the percentage increase (not    section 12.10(d)
                       spouse or beneficiary.      to exceed 3%) in the Consumer
                                                   Price Index, U.S. City Average,
                                                   All Items for the 12-month
                                                   period ending the preceding
                                                   March 31.

 Distribution          MNC Pension Plan and        Plans provide that participants    MNC Pension Plan
 Options               Former Equitable Plan       may elect to receive a greater    section 7.2(a)(3)
                       participants as of plan     retirement prior to
                       merger/amendment date       commencement of Social Security    Former Equitable
                       (1/1/94)                    benefits and a lesser benefit            Plan
                                                   thereafter in order to provide    section 7.2(a)(4)
                                                   level aggregate income.

 Distribution          Individual employed by      These individuals have the         MNC Pension Plan
 Options               Virginia Federal prior to   right to receive a lump sum        section 12.14(a)
                       7/1/87 and their spouses    distribution of their accrued
                       if they were married on     benefit as of 6/30/89
                       7/1/87 (note applies to     regardless of the amount.  The
                       all employees, whether or   amount accrued after 6/30/89 is
                       not they were participants  subject to the plan's normal
                       as of 7/1/87)               distribution provisions.
 Distribution          Former Equitable Plan       These individuals may elect to     Former Equitable
 Options               participants                receive a reduced benefit                plan
                                                   during their lifetime and to       section 12.9(a)
                                                   have 50% or 75% of such reduced
                                                   benefit paid to their
                                                   descendant who is under age 20
                                                   at the time of the election.

 Distribution          Former Equitable Plan       These participants may elect to    Former Equitable
 Options               participants who made       receive a single distribution            Plan
                       employee contributions      of their accrued benefit            section 12.11
                       prior to 1/1/63             attributable to their employee
                                                   contributions.  Interest
                                                   accrues on such contributions
                                                   at rates specified in the plan
                                                   document.

        Subject                Eligibility                    Provisions                Plan/Section
 Distribution          Former Equitable Plan       These individuals have the         Former Equitable
 Options               participants                right to elect to have their             Plan
                                                   benefits paid by purchase and        section 7.1
                                                   distribution of an annuity
                                                   contract.

 Distribution          Former Equitable Plan       Such a participant has a right     Former Equitable
 Options               participants who were       to elect to receive such                 Plan
                       participants prior to 1954  contract with a settlement          section 12.11
                       and for whom the plan has   payment either from the
                       retained in force any       participant to the plan or from
                       insurance contracts         the plan to the participant if
                                                   the cash value differs from the
                                                   accrued benefit attributable to
                                                   the employee's contribution.
 Early Retirement      Virginia Federal plan       Limited to that portion of the     MNC Pension Plan
 Date/Age              participants prior to       benefit which accrued prior to     section 12.4(a)
                       7/1/89                      6/30/89, a participant is
                                                   eligible to receive
                                                   distribution upon attaining age
                                                   45 with 10 years of service.
                                                   See Pop-Up Benefits infra.

 Early Retirement      MNC Pension Plan            Eligible for early retirement      MNC Pension Plan
 Date/Age              participants who attained   at age 55 with 15 years of            section 1
                       age 55 prior to 1/1/89      service.  All other MNC Pension    Early Retirement
                                                   Plan participants must wait        Date definition
                                                   until 15 years before Social
                                                   Security Retirement Age with 15
                                                   years of service.

 Early Retirement      Former Equitable Plan       Eligible for early retirement      Former Equitable
 Date/Age              participants                at age 55 with 10 years of               Plan
                                                   service but only with respect        section 12.4
                                                   to those benefits which had
                                                   accrued as of 5/31/91 (12/31/88
                                                   for highly compensated
                                                   employees).    See also, Pop-up
                                                   Benefits infra.

[CAPTION]

        Subject                Eligibility                    Provisions                Plan/Section
 Early Retirement      MNC Pension Plan and        No reduction for retirements       MNC Pension Plan
 Reduction Factors     Former Equitable Plan       within 3 years of Normal            section 4.3(a)
                       participants as of plan     Retirement Date (which is
                       merger/amendment date       Social Security Retirement Date    Former Equitable
                       (1/1/94)                    rounded to the next full year).          Plan
                                                   If more than 3 years before          section 4.3
                                                   Normal Retirement Date,
                                                   reduction of 5/12 of 1% per
                                                   month from the date which is 3
                                                   years before Normal Retirement
                                                   Date.  If more than 10 years
                                                   before Normal Retirement Date,
                                                   further reduced to actuarial
                                                   equivalent.

 Normal Retirement     Former Equitable Plan       Normal Retirement Date is age      Former Equitable
 Date                  participants                65 with respect to benefits              Plan
                                                   accrued as of 5/31/91 (12/31/88      section 12.5
                                                   if highly compensated).  Normal
                                                   Retirement Date for all other
                                                   MNC Pension Plan participants
                                                   and for Former Equitable
                                                   Employees participants with
                                                   respect to benefits accrued
                                                   after 6/1/91 (1/1/89 if highly
                                                   compensated) is Social Security
                                                   Retirement Date.

 Pop-Up Benefits       Former Equitable Plan       These individuals are eligible     Former Equitable
                       participants                to receive their accrued                 Plan
                                                   benefits as of 5/31/91               section 12.8
                                                   (12/31/88 if highly
                                                   compensated) earlier than they
                                                   are eligible to receive their
                                                   benefits accrued after 5/31/91.
                                                   If they elect early payment of
                                                   those benefits accrued as of
                                                   5/31/91, when they attain
                                                   Normal Retirement Date their
                                                   benefit is increased to the
                                                   difference between the accrued
                                                   benefits.


        Subject                Eligibility                    Provisions                Plan/Section
 Pop-Up Benefits       Virginia Federal Plan       These individuals are eligible     MNC Pension Plan
                       participants                to receive their accrued           section 12.13(a)
                                                   benefits as of 6/30/89 earlier
                                                   than they are eligible to
                                                   receive their benefits accrued
                                                   after 6/30/89.  If they elect
                                                   early payment of those benefits
                                                   accrued as of 6/30/89, when
                                                   they attain Normal Retirement
                                                   Date their benefit is increased
                                                   to the difference between the
                                                   accrued benefits.

 Right to Repay        ASC Plan participants who   If re-employed, these              MNC Pension Plan
 Prior Distribution    had received a              individuals are permitted to        section 5.3(c)
                       distribution prior to       repay their distribution with
                       1/1/89 and Virginia         interest and thereby not have
                       Federal participants who    their future benefit reduced
                       had received a              for such distribution.
                       distribution prior to
                       7/1/89

 Vesting               MNC Pension Plan            These individuals are vested as    MNC Pension Plan
                       Participants employed       of their termination date           section 5.3(a)
                       prior to 1/1/89 and who     regardless of years of service.
                       attained age 65 prior to
                       1/1/89

                            SECOND AMENDMENT TO
                        THE NATIONSBANK PENSION PLAN

     THIS AGREEMENT is made and entered into as of the 28th day of September, 1994 by and between NATIONSBANK CORPORATION, a North Carolina corporation ("NationsBank"), and NATIONSBANK OF NORTH CAROLINA, N.A., a national banking association (the "Trustee").

                            W I T N E S S E T H:

     WHEREAS, NationsBank and certain of its subsidiary corporations (collectively with NationsBank, the "Participating Employers") maintain The NationsBank Pension Plan (the "Plan"); and

     WHEREAS, NationsBank desires to amend the Plan to permit the appointment of one or more investment managers for the Plan's assets; and

     WHEREAS, in Section 11.1 of the Plan, the Participating Employers have reserved the right to amend the Plan at any time, in whole or in part, and have delegated to the Compensation Committee of the Board of Directors of NationsBank the right to make the amendments set forth below on behalf of all Participating Employers; and

     WHEREAS, the amendments set forth below have been authorized and approved by the Compensation Committee;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, NationsBank and the Trustee hereby agree that the Plan is amended effective as of January 1, 1993 as follows:

     1. The following Section 2.1(c)(29A) is added to the Plan immediately following Section 2.1(c)(29) of the Plan:

          "(29A) Investment Manager means any person, firm or corporation (other than the Trustee or a named fiduciary hereunder):

               (A)  who has been appointed by the Compensation
          Committee and has been delegated the power to manage, acquire or dispose of any asset of the Plan;

               (B)  who is either:

                    (i)  a registered investment adviser under
               the Investment Advisers Act of 1940,

                   (ii)  a bank, as defined in the Investment
               Advisers Act of 1940, or
                  (iii)  an insurance company qualified to
               perform such delegated services under the laws of more than one (1) state; and

               (C)  who has acknowledged in writing that said
          Investment Manager is a fiduciary with respect to the Plan."

     2. The first clause of the first sentence of Section 10.2(a) of the Plan ("Subject to . . . and 10.2(c), . . .") is amended to read as follows:

     "Subject to the provisions of Section 10.2(d) and the directions of an Investment Manager (if any) or the directions of NationsBank Corporation (if any), . . ."

     3. Sections 10.2(b) and (c) of the Plan are redesignated as Sections 10.2(c) and (d), respectively, and the following Section 10.2(b) is added to the Plan:

          "(b) Investment Manager. The Compensation Committee may appoint an Investment Manager or Managers to manage (including the power to acquire and dispose of) all or a part of the assets of the Trust which the Trustee is permitted to acquire and hold under the provisions of Section 10.2(a) by a written instrument stating that said Investment Manager has fiduciary responsibility with respect to the fiduciary duties entrusted to said Investment Manager, which written instrument shall be delivered to such Investment Manager and returned to the Compensation Committee bearing written acknowledgement by such Investment Manager that such Investment Manager is a fiduciary with respect to the Plan and Trust. An Investment Manager or Managers appointed by the Compensation Committee shall be responsible for the management of the assets of the Plan and Trust to the extent provided by the Compensation Committee in such appointment and shall be responsible for directing the Trustee with respect to the investment of the Trust in accordance with Section 10.2(a)."

     4.   The first clause of Section 10.2(c) (as redesignated)
("Notwithstanding . . . Section 10.2(a), . . .") is amended to read as follows:

     "Notwithstanding the provisions of Section 10.2(a) or Section
     10.2(b), . . ."

     5. Except as expressly or by necessary implication amended hereby, the Plan shall continue in full force and effect.

     IN WITNESS WHEREOF, NationsBank Corporation, on behalf of the Participating Employers, and the Trustee have caused this Agreement to be executed by their respective duly authorized officers, all as of the day and year first above written.

                              NATIONSBANK CORPORATION



                              By:  /s/ Mary E. Preslar
                                 Name:  Mary E. Preslar
                                 Title:  Vice President


                              NATIONSBANK OF NORTH CAROLINA, N.A.



                              By:  /s/ Anne-Louise Hyatt
                                 Name:  Anne-Louise Hyatt
                                 Title: Assistant Vice President

                             THIRD AMENDMENT TO
                        THE NATIONSBANK PENSION PLAN

     THIS AGREEMENT is made and entered into as of the 13th day of December, 1994 by and between NATIONSBANK CORPORATION, a North Carolina corporation ("NationsBank"), and NATIONSBANK OF NORTH CAROLINA, N.A., a national banking association (the "Trustee").

                            W I T N E S S E T H:

     WHEREAS, NationsBank and certain of its subsidiary corporations (collectively with NationsBank, the "Participating Employers") maintain The NationsBank Pension Plan (the "Plan"); and

     WHEREAS, NationsBank desires to amend the Plan effective as of December 31, 1994 to provide that the interest rate and the mortality table used for the calculation of lump sum benefits under the Plan shall be the "applicable interest rate" and the "applicable mortality table," as said terms are defined in Section 417(e)(3) of the Internal Revenue Code of 1986, as amended by the Retirement Protection Act of 1994; and

     WHEREAS, in Section 11.1 of the Plan, the Participating Employers reserved the right to amend the Plan at any time, in whole or in part, and have delegated to the Compensation Committee of the Board of Directors of NationsBank the right to make the amendments set forth below on behalf of all Participating Employers; and

     WHEREAS, the amendments set forth below have been authorized and approved by the Compensation Committee;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, NationsBank and the Trustee hereby agree as follows:

     1. Section 5.5(d) of the Plan is amended effective as of December 31, 1994 to read as follows:

          "(d) Actuarial Assumptions. For the purpose of actuarial equivalence calculations required under the Plan, the following assumptions shall be used:

               (1) Alternative Annuity Forms of Payment. The assumptions used for purposes of computing actuarially equivalent alternative forms of payment other than lump sum payments shall be as follows:

               Mortality: A unisex rate that is fifty percent (50%) male, fifty percent (50%) female, taken from the 1971 Group Annuity Mortality Table.

               Interest:  Nine percent (9%).

               (2) Lump Sum Payments. The assumptions used for purposes of computing lump sum payments under the Plan shall be as follows:

                    (A) For lump sum payments made before December 31, 1994:

               Mortality: A unisex rate that is fifty percent (50%) male, fifty percent (50%) female, taken from the 1971 Group Annuity Mortality Table.

               Interest: The rate(s) which would be used by the Pension Benefit Guaranty Corporation as of the first day of the Plan Year in which the payment is made to determine the present value of a lump sum distribution on plan termination.

                    (B)  For lump sum payments made on or after December
               31, 1994:

               Mortality: The "applicable mortality table," as such term is defined in Section 417(e)(3) of the Code, as amended by the Retirement Protection Act of 1994.

               Interest: The "applicable interest rate", as such term is defined in Section 417(e)(3) of the Code, as amended by the Retirement Protection Act of 1994."

     2. Section 6.2(a) of the Plan is amended effective as of December 31, 1994 to read as follows:

          "(a) Basis of Death Benefit. The amount provided as a death benefit shall be based on the actuarially equivalent single-sum present value, calculated by applying the actuarial assumptions in
     Section 5.5(d)(1), of one-half (1/2) of the Participant's retirement income determined as though the Participant had separated from Service on the Participant's date of death and had elected to receive retirement benefits commencing either on the first day of the month following the date on which the Participant would have attained fifty
     (50) years of age (if the Participant
     had not attained age fifty (50) by the Participant's date of death) or commencing on the first day of the month following the Participant's date of death (if the Participant had attained age fifty (50) by the Participant's date of death)."


     3. The second paragraph of Section 6.2(b) of the Plan is amended effective as of December 31, 1994 to read as follows:

          "Payments under such annuity shall commence to the spouse on the first day of the month following the date on which the Participant would have attained age fifty (50). If, however, the lump sum value of the benefits payable to the spouse does not exceed twenty-five thousand dollars ($25,000) (as determined pursuant to the next sentence), such payments may commence earlier in an actuarially equivalent reduced amount, or may be paid in a lump sum, as elected by the spouse. If benefits are paid in a lump sum, such lump sum shall be the larger of (1) or (2), where:

          (1) is the actuarially equivalent single-sum value described in Subsection (a) [calculated by applying the actuarial assumptions specified in Section 5.5(d)(1)]; and

          (2) is the single sum value of the fifty percent (50%) qualified joint and survivor annuity described in this Subsection (b), calculated by applying the actuarial assumptions specified in
          Section 5.5(d)(2)(B)."

     4. The second paragraph of Section 6.2(c) of the Plan is amended effective as of December 31, 1994 to read as follows:

          "Payments thereunder will commence to the spouse on the first day of the month following the date of death of the Participant. If, however, the lump sum value of the benefits payable to the spouse does not exceed $25,000 (as determined pursuant to the next sentence), such payments may be paid in a lump sum, as elected by the spouse. If benefits are paid in a lump sum, such lump sum shall be the larger of
     (1) or (2), where:

          (1) is the actuarially equivalent single-sum value described in Subsection (a) [calculated by applying the actuarial assumptions specified in Section 5.5(d)(1)]; and

          (2) is the single sum value of the fifty percent (50%) qualified joint and survivor annuity referenced in this Subsection (c), calculated by applying the actuarial assumptions specified in
          Section 5.5(d)(2)(B)."

     5. Sections 15.4(h)(1) and 15.4(h)(2) of the Plan are amended effective as of December 31, 1994 to read as follows:

          "(1) Prior to January 1, 1995. Subject to Section 5.5 and in lieu of the amount and form of monthly retirement income otherwise payable under the Plan, a Prior CVN Plan Participant who separates from Service before January 1, 1995 but after meeting the eligibility requirements for a vested benefit may elect, at the time and in the form required by the Committee, to receive immediate payment of the Participant's entire monthly retirement income benefit under the Plan (including without limitation any minimum benefit provided under Appendix A to this Section 15.4) in accordance with any of the payment options described in Section 5.4, including Option 5 (Lump Sum) regardless of the single sum value of the Participant's retirement income. Such single sum value of the Participant's retirement income shall be calculated using the actuarial equivalence assumptions in effect under Section 5.5(d) prior to the amendment of Section 5.5(d) effective December 31, 1994. If a Participant is entitled to a minimum benefit under Appendix A to this Section 15.4, then notwithstanding the provisions of Section 5.5(d) as in effect prior to December 31, 1994, a lump sum payment under Option 5 shall be calculated using a mortality factor from the Unisex Pension (UP) 1984 Mortality Table with a one-year age set back.

          (2) After December 31, 1994. Subject to Section 5.5 and in lieu of the amount and form of monthly retirement income otherwise payable under the Plan, a Prior CVN Plan Participant who separates from Service after December 31, 1994 but after meeting the eligibility requirements for a vested benefit may elect, at the time and in the form required by the Committee, to receive:

               (A) a lump sum payment equal to the greatest of (i) the Participant's Cash Balance Amount, (ii) the single sum value of any minimum benefit to which the Participant may be entitled under The C&S Retirement Plan (a predecessor of the CVN Plan), or (iii) the single sum value as of December 31, 1994 (determined as specified below) of the Participant's entire monthly retirement income benefit under the Plan (including without limitation any minimum benefit provided under Appendix A to this Section 15.4) as of such date; or

               (B) immediate payment of the lump sum amount determined as described in Subsection (A) above in accordance with any of the payment options described in Section 5.4, other than Option 5 (Lump Sum).

     The single sum value of the benefit described in clauses (ii) and
     (iii) of Subsection (A) above shall be calculated by applying the actuarial assumptions specified in Section 5.5(d)(2)(B); provided, however, in the event a Prior CVN Plan Participant is in Service on December 31, 1994 and eligible as of December 31, 1994 for early retirement under Section 5.2 and such Prior CVN Plan Participant separates from Service before January 1, 1997, then such single sum value shall not be less than the single sum value of such benefit calculated as of December 31, 1994 by applying the actuarial assumptions specified in Section 5.5(d)(2)(A) as in effect on December 31, 1994.

     The amount (if any) of the Participant's benefit in excess of any immediate benefit payment made pursuant to this Section 15.4(h)(2) (the "residual benefit") shall be payable at the time and in accordance with a method of payment described in Article V of the Plan. For purposes of this Section 15.4(h)(2), the residual benefit shall be a monthly retirement income, commencing on the Participant's Normal Retirement Date, that is actuarially equivalent to the excess of (i) over (ii) where (i) is the single sum value of the Participant's entire monthly retirement income under the Plan (including without limitation any minimum benefit provided under Appendix A to this Section 15.4) [calculated by applying the actuarial assumptions specified in Section 5.5(d)(2)(B) to such benefit] and
     (ii) is the lump sum amount determined as described in Subsection (A) above. Such monthly retirement income commencing on the Participant's Normal Retirement Date shall be reduced for early commencement, if applicable, in accordance with Section 5.2(b)(1)."

     6. Section 15.4(h)(4) of the Plan is amended effective as of December 31, 1994 to read as follows:

          "(4) Actuarial Equivalence. Notwithstanding Section 5.5(d) of the Plan, the actuarially equivalent single sum value of a Participant's CVN Plan Minimum Monthly Benefit or Cash Balance Monthly Benefit as of any date shall be equal to the greater of
     (i) the Participant's Cash Balance Amount as of such date or (ii) the actuarially equivalent single sum value of such benefit determined by applying the interest rate specified in Section 5.5(d)(2)(B) and the Unisex Pension (UP) 1984 Mortality Table with a one-year age set back to the Participant's CVN Plan Minimum Monthly Benefit or the mortality assumption specified in

     Section 5.5(d)(1) to the Participant's Cash Balance Monthly
     Benefit."

     7. Except as expressly or by necessary implication amended hereby, the Plan shall continue in full force and effect.

     IN WITNESS WHEREOF, NationsBank Corporation, on behalf of the Participating Employers, and the Trustee have caused this Agreement to be executed by their respective duly authorized officers, all as of the day and year first above written.


                              NATIONSBANK CORPORATION



                              By:  /s/ C. J. Cooley
                                 C. J. Cooley, Executive
                                   Vice President


                              NATIONSBANK OF NORTH CAROLINA, N.A.



                              By:  /s/ Robin S. Maxwell
                                 Name:  Robin S. Maxwell
                                 Title: Senior Vice President